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Exhibit 99.1

                        COMPUTERIZED THERMAL IMAGING INC.

                         COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (this "Agreement") is entered into as of July 9, 2003, between Computerized Thermal Imaging Inc., a Nevada corporation (the "Company") and THERFIELD HOLDINGS LTD., IBC# 542 025, a limited liability company formed under the laws of the British Virgin Islands (the "Investor"). The parties hereby agree as follows:

                                   ARTICLE I.

                           SALE OF SECURITIES; CLOSING

         SECTION 1.1 SALE AND PURCHASE OF SHARES. Subject to the terms and conditions hereof, the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, 3,344,482 shares of the Company's common stock (the "Shares") for a purchase price equal to USD $1 million (the "Purchase Price"). Payment of the purchase price will be made by Purchaser in US Dollars at the Closing by wire transfer to an account in the United States designated by the Company. Wire instruction are set forth on Schedule 1.1.

         SECTION 1.2 CLOSING. The closing of the purchase by the Purchaser and the sale by the Company of the Shares shall be held at the offices of Davis Wright Tremaine LLP, counsel to the Company, at 1300 SW Fifth Avenue, Suite 2300, Portland, Oregon, on July 9, 2003, or at such other time and place as the Company and Purchaser may agree either in writing or orally. The closing referred to in this Section 1.2 shall be hereinafter referred to as the "Closing" and the date of any closing of a sale of Shares hereunder shall be the "Closing Date."

         SECTION 1.3 DELIVERY. At the Closing, in exchange for and in payment of the purchase price, the Company will issue the Shares and deliver to Purchaser a certificate in Purchaser's name representing the Shares purchased by Purchaser.

                                  ARTICLE II.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to Purchaser that the statements in the following Sections of this Article II are true and correct as of the date of this Agreement:

         SECTION 2.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and existing under the laws of the State of Nevada and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

         SECTION 2.2 AUTHORIZATION. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and the performance of the Company's obligations hereunder has been taken prior to the Closing. This Agreement, when executed and delivered by the Company, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to laws of general application relating to specific performance, injunctive relief or other equitable remedies and applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally.



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         SECTION 2.3 VALID ISSUANCE OF STOCK. When issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein, the Shares shall be duly authorized, validly issued, fully paid and non-assessable and shall be free of any liens or encumbrances created by or through the Company, except those restrictions on transfer described in this Agreement and applicable state and federal securities laws.

         SECTION 2.4 OFFERING VALID. Assuming the accuracy of the representations and warranties of the Purchasers contained in Article III hereof, the offer, sale and issuance of the Shares are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and are exempt from registration and qualification under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities law.

         SECTION 2.5 DISCLOSURES The Company has furnished to Purchaser copies of the following documents, in each case as filed with the Securities and Exchange Commission ("SEC"): Annual Report on Form 10-K filed September 30, 2002; Proxy Statement filed November 8, 2002; Quarterly Report on Form 10-Q filed November 14, 2002; Quarterly Report on Form 10-Q filed February 19, 2003, Quarterly Report on Form 10-Q filed May 20, 2003 and the Current ReportsForm 8-Ks filed on February 11, 2003, March 24, 2003, May 9, 2003 and June 24, 2003 (collectively, the "Disclosure Documents"). The Disclosure Documents did not, as of their respective dates, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading..

                                  ARTICLE III.

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company that the statements in the following Sections of this Article III are true and correct as of the date of this Agreement:

         SECTION 3.1 AUTHORIZATION. This Agreement constitutes Purchaser's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and the effect of rules of law governing the availability of equitable remedies. Purchaser has full power and authority to enter into this Agreement.

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         SECTION 3.2 INVESTMENT. Purchaser is acquiring the Shares for investment for Purchaser's own account and not with the view to the public resale or distribution thereof within the meaning of the Securities Act, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Shares. No other person has a direct or indirect beneficial interest, in whole or in part, in the Shares. Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Without limiting the foregoing, Purchasers acknowledges, represents and warrants that the Shares are being issued to Purchaser pursuant to, INTER ALIA, Regulation S promulgated under the Securities Act and Purchaser shall comply in all respects with the provisions of Regulation S with respect to the transfer and resale of the Shares.

         SECTION 3.3 RELATIONSHIP TO COMPANY; SOPHISTICATION; EXPERIENCE. Purchaser and/or Purchaser's representative(s) have such knowledge and experience in financial, tax and business matters so as to enable Purchaser and/or Purchaser's representative(s) to utilize the information made available to Purchaser and/or Purchaser's representative(s) in connection with the offering of the Shares, to evaluate the merits and risks of the prospective investment, to make an informed investment decision with respect thereto and has the capacity to protect Purchaser's own interests in connection with Purchaser's acquisition of the Shares.

         SECTION 3.4 RESTRICTIONS ON TRANSFER. Purchaser acknowledges that the Shares must be held indefinitely unless the Shares are subsequently registered under the Securities Act or the Company receives an opinion of counsel satisfactory to the Company that such registration is not required. Purchaser is aware of the provisions of Regulation S and Rule 144 promulgated under the Securities Act which permit limited resales of stock purchased in a private placement subject to the satisfaction of certain conditions. Purchaser further acknowledges that, in the event all of the conditions of Regulation S and Rule 144 are not met, compliance with another registration exemption will be required. Purchaser understands that persons proposing to sell private placement securities using exemptions other than Regulation S and Rule 144 may be required to provide substantial evidence supporting the use of an alternative exemption and participants in such transactions do so at their own risk, and that, therefore, there is no assurance that any exemption from registration allowing transfer or disposition under the Securities Act will be available and that, although regulation S and Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Regulation S and Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, that such persons and the brokers who participate in the transactions do so at their own risk, and that, therefore, there is no assurance that any exemption from registration under the Securities Act will be available or, if available, will allow such person to dispose of, or otherwise transfer, all or any portion of the Shares.

         SECTION 3.5 ACCESS TO DATA. Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and the opportunity to inspect Company facilities and such books and records and material contracts as Purchaser deemed necessary to its determination to purchase the Shares. Purchaser acknowledges receipt of the Disclosure Documents.

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         SECTION 3.6 PURCHASER'S LIQUIDITY. Purchaser (a) has no need for liquidity in Purchaser's investment, (b) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period and (c) at the present time, can afford a complete loss of such investment.

         SECTION 3.7 RISKS. Purchaser is aware that the Shares are highly speculative and that there can be no assurance as to what return, if any, there may be. Purchaser is aware that the Company may issue additional securities in the future which could result in the dilution of Purchaser's ownership interest in the Company.

         SECTION 3.8 RELIANCE. Purchaser has relied only upon the written representations of the Company contained in this Agreement and the information contained in the Disclosure Documents in connection with the purchase of the Shares. No other oral or written representations have been made to Purchaser by the Company in connection with the offering of the Shares.

         SECTION 3.9 INVESTMENT ENTITY. Purchaser is authorized and otherwise duly qualified to purchase and hold the Shares; Purchaser has its principal place of business as set forth on the signature page hereof; and Purchaser has not been formed for the specific purpose of acquiring Shares in the Company.

         SECTION 3.10 ACCREDITED INVESTOR. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

         SECTION 3.11 FOREIGN PURCHASER. Purchaser is satisfied as to the full observance of the laws of Purchaser's jurisdiction in connection with any invitation to subscribe for the Shares, including (a) the legal requirements with Purchaser's jurisdiction for the purchase of the Shares, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. Purchaser's subscription and payment for, and Purchaser's continued beneficial ownership of, the Shares will not violate any applicable securities or other laws of Purchaser's jurisdiction.

                                  ARTICLE IV.

                CONDITIONS TO PURCHASER'S OBLIGATIONS AT CLOSING

         The obligations of Purchaser under Article I of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against Purchaser unless waived by Purchaser, which consent may be given by written, oral or telephone communication to the Company or its counsel:

         SECTION 4.1 REPRESENTATIONS AND WARRANTIES TRUE. Each of the representations and warranties of the Company contained in Article II shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

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         SECTION 4.2 PERFORMANCE. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

         SECTION 4.3 SECURITIES EXEMPTIONS. The offer and sale of the Shares to Purchaser pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all other applicable state securities laws.

         SECTION 4.4 SEC FILINGS. The Company shall have delivered to Purchaser copies of all disclosure documents filed by the Company with the SEC between the date of this Agreement and the Closing Date.

                                   ARTICLE V.

                 CONDITIONS TO COMPANY'S OBLIGATIONS AT CLOSING

The Company's obligation to sell and issue the Shares at the Closing is subject to the fulfillment or waiver by the Company, on or before the Closing, of each of the following conditions:

         SECTION 5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Purchaser in Article III hereof shall be true and correct when made and on the Closing Date as if made on and as of such Closing Date.

         SECTION 5.2 CONSENTS AND WAIVERS. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

         SECTION 5.3 PAYMENT OF PURCHASE PRICE. Purchaser shall have delivered to the Company the purchase price in accordance with the terms of this Agreement.

         SECTION 5.4 OTHER CONDITIONS. The conditions described in Article IV hereof shall have been fulfilled.

                                  ARTICLE VI.

                  RESTRICTIONS ON TRANSFERABILITY OF SECURITIES

         SECTION 6.1 RESTRICTIVE LEGENDS. Each certificate representing the Shares, and any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (except as otherwise permitted by the provisions of this Article VI) shall be stamped or otherwise imprinted with legends in substantially the following form:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH REGULATION S AND RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

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         ANY OTHER LEGENDS REQUIRED BY APPLICABLE FEDERAL AND STATE SECURITIES
LAWS.

         The Company need not register a transfer of legended Shares and may also instruct its transfer agent not to register the transfer of the Shares, unless the conditions specified in each of the foregoing legends are satisfied.

         SECTION 6.2 REMOVAL OF LEGEND AND TRANSFER RESTRICTIONS. Any legend endorsed on a certificate pursuant to Section 6.1 and the stop transfer instructions with respect to such legended Shares shall be removed, and the Company shall issue a certificate without such legend to the holder of such Shares if such Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k).

                                  ARTICLE VII.

                                  MISCELLANEOUS

         SECTION 7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of Oregon, without reference to principles of conflict of laws or choice of law. The provisions of the UN Convention on Contracts for the International Sale of Goods shall not apply.

         SECTION 7.2 SURVIVAL. Unless otherwise set forth in this Agreement, the representations, warranties and covenants made herein shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year following the Closing.

         SECTION 7.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         SECTION 7.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the exhibits to this Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this
Section 7.5 shall be binding upon the Company and the Purchaser and each future holder of the Shares purchased hereunder.

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         SECTION 7.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be made by electronic mail or facsimile transmission with confirmation originals cdelivered by an internationally recognized and reliable overnight courier service providing confirmation of delivery, addressed (a) if to Purchaser, at Purchaser's address set forth on Purchaser's signature page hereto, or at such other address as Purchaser shall have furnished to the Company in writing, (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing or, until any such holder so furnishes an address to the Company, to and at the address of the last holder of such Shares who has so furnished an address to the Company or (c) if to the Company, at the following address:

                  Computerized Thermal Imaging Inc.
                  12725 SW 66th Avenue, Suite 100
                  Portland, OR  97223
                  Attention:  Chief Financial Officer

or at such other address as the Company shall have furnished to the Purchaser.

         SECTION 7.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         SECTION 7.7 HEADINGS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to articles, sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

         SECTION 7.8 NO FINDER'S FEES. Each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which Purchaser or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless Purchaser from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

         SECTION 7.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

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         SECTION 7.10 ATTORNEY FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the exhibits hereto, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

         SECTION 7.11 OFFICIAL LANGUAGE OF AGREEMENT. The parties understand and agree that this document, including all attachments, has been prepared and negotiated in the English language and that the English language the only official language of this Agreement. The English language documents govern the respective obligations of the parties, and are the only controlling legal documents. If this Agreement or any documents to be executed pursuant to this Agreement are translated into the Chinese language, such translations are for the convenience of Purchaser only and have no binding legal effect. The parties agree that in the event of conflicts, ambiguities, if any, or differences in meaning between the English and Chinese versions, the English version exclusively shall control.

         SECTION 7.12 CONSENT TO JURISDICTION. THE PARTIES IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF THIS AGREEMENT SHALL BE LITIGATED IN FEDERAL COURTS HAVING SITUS WITHIN THE COUNTY OF MULTNOMAH, STATE OF OREGON. PURCHASER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN SUCH COUNTY AND STATE. THE PARTIES AGREE THAT SERVICE OF PROCESS MAY BE MADE BY INTERNATIONAL COURIER DIRECTED TO A PARTY AT THE ADDRESS SPECIFIED ABOVE OR IN ANY OTHER MANNER PERMITTED BY LAW. THE PARTIES HEREBY HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION IN CONNECTION WITH THIS AGREEMENT.

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IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Purchase
Agreement as of the date first set forth above.

                                  COMPUTERIZED THERMAL IMAGING INC.

                                  By: /S/ Richard V. Secord
                                      ------------------------------------------

                                  Title: Director, Chariman of the Board and CEO

                                  THERFIELD HOLDINGS LTD a British Virgin
                                   Islands Co.

                                  By: /S/ Nabeel Al Mulla
                                      ------------------------------------------

                                  Title:

                                  Address:  c/o Nabeel Al Mulla
                                  Al Mulla Group of Companies
                                  PO Box 177
                                  Safat Kuwait 13002

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